Exhibit 4.3

MEDICENNA THERAPEUTICS CORP.

(INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ALBERTA)

NUMBER
CERT.9999

SHARES
9,000,000,000***
9,000,000,000*
****9,000,000,000***
*****9,000,000,000**
******9,000,000,000*

THIS CERTIFIES THAT

*** * SPECIMEN * ***

CUSIP: 58490H107
ISIN: CA58490H1073

is the registered owner of

*** NINE BILLION AND 00/100 ***

FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF

MEDICENNA THERAPEUTICS CORP.

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

DATED: JANUARY 01, 2009

COUNTERSIGNED AND REGISTERED by
TSX Trust Company
Toronto, Ontario, Canada, and
Calgary, Alberta, Canada.
Transfer Agent and Registrar

By________________________
AUTHORIZED OFFICER

OR

COUNTERSIGNED by
Continental Stock Transfer & Trust Co.
1 State Street, 30th Floor
New York, NY 10004
Co-Transfer Agent

By________________________
AUTHORIZED OFFICER

Gino DeMichele
President, CEO, CFO, Secretary, and Director

Gordon Anderson
Director

The Shares represented by this Certificate are transferable at the offices of TSX Trust Company, Toronto, Ontario, Canada, and at the offices of Continental Stock Transfer & Trust Company, New York, New York, USA

SECURITY INSTRUCTIONS ON REVERSE   VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

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RESTRICTIONS FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE) Shares of the CapitalStock represented by the within Certificate,and do hereby irrevocably constitute and appol Attorney to transfer the said S1ock on the Books of the within named Corporation, with full power of substitution in the premises. Dated: Signature: _ w (.) z w en NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITIEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WTI HOUT ALTERATION OR ENLARGEMENT,OR ANY CHANGE WHATSOEVER,AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM. ·aW: ll. Guaranteed by_:. 111111111111111111111111111111111111 IIII 999999 11111111111111111111111W1l11l11111 CERT.9999 111111111111111111111111111111111111111111111 TIR5405 .. ' • - l • J